Defiance Connective Technologies ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Communication Services - 14.3%
AST SpaceMobile, Inc. (a)(b)	406,449	$33,682,429
AT&T, Inc.	396,020	11,480,620
EchoStar Corp. - Class A (a)	173,242	20,281,441
Globalstar, Inc. (a)	142,560	9,468,835
Iridium Communications, Inc.	211,918	5,878,605
T-Mobile US, Inc.	50,394	10,584,252
Verizon Communications, Inc.	212,231	10,653,996
		102,030,178

Industrials - 10.9%
CSG Systems International, Inc.	111,637	8,924,262
Firefly Aerospace, Inc. (a)(b)	280,370	7,982,134
Intuitive Machines, Inc. (a)(b)	333,842	6,196,107
Planet Labs PBC (a)(b)	527,891	14,754,553
Redwire Corp. (a)(b)	456,851	3,883,233
Rocket Lab Corp. (a)	498,235	31,996,652
Voyager Technologies, Inc. - Class A (a)(b)	183,004	4,280,464
		78,017,405

Information Technology - 70.1% (c)
A10 Networks, Inc.	423,138	9,782,951
Akamai Technologies, Inc. (a)	89,287	10,254,612
Amdocs Ltd. (b)	136,360	8,898,854
Apple, Inc.	137,467	34,887,750
Arista Networks, Inc. (a)	114,880	14,104,966
ARM Holdings PLC - ADR (a)(b)	80,806	12,224,332
Broadcom, Inc.	104,965	32,487,717
Calix, Inc. (a)(b)	175,329	8,589,368
Celestica, Inc. (a)	39,374	11,090,868
CEVA, Inc. (a)(b)	444,683	8,306,678
Ciena Corp. (a)	31,191	12,109,282
Cisco Systems, Inc.	296,476	23,003,573
Credo Technology Group Holding Ltd. (a)	84,951	7,974,350
Datadog, Inc. - Class A (a)	83,271	9,830,142
DigitalOcean Holdings, Inc. (a)(b)	131,226	11,256,566
Dynatrace, Inc. (a)	247,990	9,170,670
Extreme Networks, Inc. (a)	610,673	9,208,949
F5, Inc. (a)	32,516	9,407,854
Gilat Satellite Networks Ltd. (a)	241,663	3,629,778
InterDigital, Inc. (b)	24,906	7,521,612
Keysight Technologies, Inc. (a)	37,587	10,613,441
Kingsoft Cloud Holdings Ltd. - ADR (a)(b)	658,938	8,803,412
Kyndryl Holdings, Inc. (a)	704,069	9,237,385
Lumentum Holdings, Inc. (a)	15,607	10,967,975
MACOM Technology Solutions Holdings, Inc. (a)(b)	41,964	9,318,945
Marvell Technology, Inc.	132,401	13,114,319
MaxLinear, Inc. (a)	524,602	9,122,829
N-able, Inc. (a)(b)	1,835,958	8,573,924
NetApp, Inc.	98,368	10,071,900
NetScout Systems, Inc. (a)	293,218	9,321,400
Nokia Oyj - ADR	1,429,529	11,493,413
NVIDIA Corp.	192,727	33,611,589
Oracle Corp.	144,189	21,211,644
Qorvo, Inc. (a)	115,832	8,965,397
QUALCOMM, Inc.	112,224	14,452,207
Radware Ltd. (a)	353,098	9,293,539
Skyworks Solutions, Inc.	165,036	8,837,678
Telefonaktiebolaget LM Ericsson - ADR (b)	939,092	10,583,567
Viasat, Inc. (a)	195,399	8,949,274
Viavi Solutions, Inc. (a)	300,103	9,987,428
Vistance Networks, Inc. (a)	504,500	9,181,900
		499,454,038

Real Estate - 4.5%
American Tower Corp.	58,823	10,151,674
Digital Realty Trust, Inc.	59,558	10,732,947
Equinix, Inc.	11,047	10,828,711
		31,713,332
TOTAL COMMON STOCKS (Cost $575,035,642)		711,214,953

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.8%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (d)	76,937,197	76,937,197
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $76,937,197)		76,937,197

MONEY MARKET FUNDS - 0.2%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (d)	1,317,649	1,317,649
TOTAL MONEY MARKET FUNDS (Cost $1,317,649)		1,317,649

TOTAL INVESTMENTS - 110.8% (Cost $653,290,488)		789,469,799
Liabilities in Excess of Other Assets - (10.8)%		(76,899,333)
TOTAL NET ASSETS - 100.0%		$712,570,466

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $80,954,265.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Defiance Connective Technologies ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$711,214,953	$–	$–	$711,214,953
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	76,937,197
Money Market Funds	1,317,649	–	–	1,317,649
Total Investments	$712,532,602	$–	$–	$789,469,799

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $76,937,197 presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.